                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 November 1, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of November 1, 2001
                          providing for the issuance of

                     WaMu MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-AR3

  Delaware                 333-67140                  94-2528990

 (State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 Incorporation)                                       Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

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Item 1. Changes in Control of Registrant. Not applicable.

Item 2. Acquisition or Disposition of Assets. Not applicable.

Item 3. Bankruptcy or Receivership. Not applicable.

Item 4. Changes in Registrant's Certifying Accountant. Not applicable.

Item 5. Other Events. Not applicable.

Item 6. Resignation of Registrant's Directors. Not applicable.

Item 7. Financial Statements and Exhibits.

The following exhibit is filed herewith:

         99.1 Term Sheet prepared by Bear, Stearns & Co. Inc. in connection with the Registrant's WaMu Mortgage Pass-Through Certificates, Series 2001-AR3.

Item 8. Change in Fiscal Year. Not applicable.

Item 9. Regulation FD Disclosure. Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2001

                                    WASHINGTON MUTUAL MORTGAGE SECURITIES
                                    CORP.
                                    (Registrant)

                                    By: /s/ Richard Careaga
                                    -----------------------------------
                                    Richard Careaga
                                    Second Vice President and
                                    Assistant General Counsel
                                    (Authorized Officer)






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